                               EXHIBIT 10.20

         SETTLEMENT AGREEMENTS AND PROPOSED SETTLEMENT AGREEMENTS
                         WITH PRIOR NOTEHOLDERS

                            SETTLEMENT AGREEMENT

   THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 14th day of February, 1996 by and between Arthur Caplan, an individual ("AC"), and Incomnet, Inc., a California corporation ("Incomnet") with respect to the following facts.

                               R E C I T A L S

   A. AC holds 10,000 shares (the "Shares") of the common stock of Incomnet which he received upon the conversion of a $100,000 convertible note (the "Note") issued by Incomnet in February 1995. AC converted the Note and received the Shares in July 1995.

   B. Pursuant to the terms of the Note, AC had certain registration rights with respect to the Shares.

   C. Incomnet did not register the Shares in 1995 in accordance with the terms of the Note.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

   1.  CONSIDERATION TO AC

       In consideration for AC's covenants in Sections 3 and 4 of this Agreement, Incomnet agrees to issue to AC, upon the effective date of the registration statement referred to in Section 2 of this Agreement, a sufficient number of additional registered shares of Incomnet common stock, if required, so that upon said date AC has a total number of registered shares of Incomnet common stock, including the Shares, having an aggregate value of $120,000 based on the average of the last sale price of Incomnet's stock quoted on the NASDAQ during the five trading days immediately preceding the effective date of the registration statement (the "Average Price"); provided, however, that any such adjustment would be subject to appropriate further adjustment in order to take into account any stock splits, stock dividends, spin-offs, reverse stock splits and similar recapitalization or reorganization transactions by Incomnet or its subsidiaries. Accordingly, if the Average Price is less than $12 per share, AC will be issued additional registered shares of Incomnet common stock, based on the above described formula, and if the Average Price is $12 or more, AC will not be issued additional shares. If additional shares are to be issued, Incomnet will deliver irrevocable instructions to its transfer agent for the issuance of the appropriate number of additional shares on the effective date of the registration statement. Notwithstanding anything else herein to the contrary, in the event AC's shares in Incomnet become valueless because Incomnet ceases to conduct business or for other reasons prior to the effective date of the registration statement referred to in Section 2 of this Agreement, then Incomnet will arrange to convey to AC $120,000 worth of the common stock of Rapid Cast, Inc.

   2.  COVENANTS OF THE COMPANY

       Incomnet covenants to file a registration statement on Form S-3 with the Securities and Exchange Commission within 90 days after the date this Agreement is executed by both parties hereto covering the Shares, with sufficient additional shares to cover any adjustments referred to in Section 1 of this Agreement, and to use its reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable after it is filed. In the event the above referenced registration statement is not declared effective by the Securities and Exchange Commission by October 31, 1996, then Incomnet will pay AC $125,000 in cash and AC will tender his Shares to Incomnet for redemption.

   3.  COVENANTS OF AC

       AC agrees to fully cooperate with Incomnet in the preparation of the registration statement referred to in Section 2 of this Agreement.

   4.  GENERAL RELEASE

       Effective on the date of the execution of this Agreement by both parties hereto, AC hereby fully and forever releases and discharges Incomnet and any of its past, present and future affiliates, partners, attorneys, accountants, officers, directors, shareholders, employees, successors and predecessors, including but not limited to Sam Schwartz, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether known or unknown, whether based in tort, contract or any other theory of recovery, and whether for compensatory, consequential or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, with respect to any claims or causes of action which AC has or may have against Incomnet or Sam Schwartz. The undersigned agree that this release shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

       "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

   The undersigned declare that the terms of this full and final release of all claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. AC represents and warrants that it has not assigned any of its above referenced released claims to any third party.

5.  INJUNCTIVE RELIEF

    5.1  DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2  INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                           INCOMNET, INC.



                                    By: ___________________________________
                                          Melvyn Reznick, President


                                    Date: _________________________________


AC:                                     ___________________________________
                                          Arthur Caplan


                                    Date: _________________________________

                            SETTLEMENT AGREEMENT

   THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 20th day of February, 1996 by and between Rita Folger, an individual ("Shareholder"), and Incomnet, Inc., a California corporation ("Incomnet") with respect to the following facts.

                               R E C I T A L S

   A. Shareholder holds 5,000 shares (the "Shares") of the common stock of Incomnet which he received upon the conversion of a $50,000 convertible note (the "Note") issued by Incomnet in February 1995. Shareholder converted the Note and received the Shares in July 1995.

   B. Pursuant to the terms of the Note, Shareholder had certain registration rights with respect to the Shares.

   C. Incomnet did not register the Shares in 1995 in accordance with the terms of the Note.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

   1.  CONSIDERATION TO SHAREHOLDER

       In consideration for Shareholder's covenants in Sections 3 and 4 of this Agreement, Incomnet agrees to issue to Shareholder, upon the effective date of the registration statement referred to in Section 2 of this Agreement, a sufficient number of additional registered shares of Incomnet common stock, if required, so that upon said date Shareholder has a total number of registered shares of Incomnet common stock, including the Shares, having an aggregate value of $60,000 based on the average of the last sale price of Incomnet's stock quoted on the NASDAQ during the five trading days immediately preceding the effective date of the registration statement (the "Average Price"); provided, however, that any such adjustment would be subject to appropriate further adjustment in order to take into account any stock splits, stock dividends, spin-offs, reverse stock splits and similar recapitalization or reorganization transactions by Incomnet or its subsidiaries. Accordingly, if the Average Price is less than $12 per share, Shareholder will be issued additional registered shares of Incomnet common stock, based on the above described formula, and if the Average Price is $12 or more, Shareholder will be not be issued additional shares. If additional shares are to be issued, Incomnet will deliver irrevocable instructions to its transfer agent for the issuance of the appropriate number of additional shares on the effective date of the registration statement.

   2.  COVENANTS OF THE COMPANY

       Incomnet covenants to file a registration statement on Form S-3 with the Securities and Exchange Commission within 90 days after the date this Agreement is executed by both parties hereto covering the Shares, with sufficient additional shares to cover any adjustments referred to in Section 1 of this Agreement, and to use its reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable after it is filed.

   3.  COVENANTS OF SHAREHOLDER

       Shareholder agrees to fully cooperate with Incomnet in the preparation of the registration statement referred to in Section 2 of this Agreement.

   4.  GENERAL RELEASE

       Effective on the date of the execution of this Agreement by both parties hereto, Shareholder hereby fully and forever releases and discharges Incomnet and any of its past, present and future affiliates, partners, attorneys, accountants, officers, directors, shareholders, employees, successors and predecessors, including but not limited to Sam Schwartz, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether known or unknown, whether based in tort, contract or any other theory of recovery, and whether for compensatory, consequential or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, with respect to any claims or causes of action which Shareholder has or may have against Incomnet or Sam Schwartz. The undersigned agree that this release shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

       "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

   The undersigned declare that the terms of this full and final release of all claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. Shareholder represents and warrants that it has not assigned any of its above referenced claims to any third party.

5.  INJUNCTIVE RELIEF

    5.1  DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2  INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                           INCOMNET, INC.



                                    By: ___________________________________
                                          Melvyn Reznick, President


                                    Date: _________________________________


SHAREHOLDER:                            ___________________________________
                                          Rita Folger


                                    Date: _________________________________

                            SETTLEMENT AGREEMENT

   THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 20th day of February, 1996 by and between Richard C. Jaffe, an individual
("Shareholder"), and Incomnet, Inc., a California corporation ("Incomnet") with respect to the following facts.

                               R E C I T A L S

   A. Shareholder holds 5,000 shares (the "Shares") of the common stock of Incomnet which he received upon the conversion of a $50,000 convertible note (the "Note") issued by Incomnet in February 1995. Shareholder converted the Note and received the Shares in July 1995.

   B. Pursuant to the terms of the Note, Shareholder had certain registration rights with respect to the Shares.

   C. Incomnet did not register the Shares in 1995 in accordance with the terms of the Note.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

   1.  CONSIDERATION TO SHAREHOLDER

       In consideration for Shareholder's covenants in Sections 3 and 4 of this Agreement, Incomnet agrees to issue to Shareholder, upon the effective date of the registration statement referred to in Section 2 of this Agreement, a sufficient number of additional registered shares of Incomnet common stock, if required, so that upon said date Shareholder has a total number of registered shares of Incomnet common stock, including the Shares, having an aggregate value of $60,000 based on the average of the last sale price of Incomnet's stock quoted on the NASDAQ during the five trading days immediately preceding the effective date of the registration statement (the "Average Price"); provided, however, that any such adjustment would be subject to appropriate further adjustment in order to take into account any stock splits, stock dividends, spin-offs, reverse stock splits and similar recapitalization or reorganization transactions by Incomnet or its subsidiaries. Accordingly, if the Average Price is less than $12 per share, Shareholder will be issued additional registered shares of Incomnet common stock, based on the above described formula, and if the Average Price is $12 or more, Shareholder will be not be issued additional shares. If additional shares are to be issued, Incomnet will deliver irrevocable instructions to its transfer agent for the issuance of the appropriate number of additional shares on the effective date of the registration statement.

   2.  COVENANTS OF THE COMPANY

       Incomnet covenants to file a registration statement on Form S-3 with the Securities and Exchange Commission within 90 days after the date this Agreement is executed by both parties hereto covering the Shares, with sufficient additional shares to cover any adjustments referred to in Section 1 of this Agreement, and to use its reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable after it is filed.

   3.  COVENANTS OF SHAREHOLDER

       Shareholder agrees to fully cooperate with Incomnet in the preparation of the registration statement referred to in Section 2 of this Agreement.

   4.  GENERAL RELEASE

       Effective on the date of the execution of this Agreement by both parties hereto, Shareholder hereby fully and forever releases and discharges Incomnet and any of its past, present and future affiliates, partners, attorneys, accountants, officers, directors, shareholders, employees, successors and predecessors, including but not limited to Sam Schwartz, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether known or unknown, whether based in tort, contract or any other theory of recovery, and whether for compensatory, consequential or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, with respect to any claims or causes of action which Shareholder has or may have against Incomnet or Sam Schwartz. The undersigned agree that this release shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

       "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

   The undersigned declare that the terms of this full and final release of all claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. Shareholder represents and warrants that it has not assigned any of its above referenced released claims to any third party.

5.  INJUNCTIVE RELIEF

    5.1  DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2  INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                           INCOMNET, INC.



                                    By: ___________________________________
                                          Melvyn Reznick, President


                                    Date: _________________________________


SHAREHOLDER:                            ___________________________________
                                          Richard C. Jaffe


                                    Date: _________________________________

                            SETTLEMENT AGREEMENT

   THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 20th day of February, 1996 by and between Lenore Katz, an individual ("Shareholder"), and Incomnet, Inc., a California corporation ("Incomnet") with respect to the following facts.

                               R E C I T A L S

   A. Shareholder holds 2,500 shares (the "Shares") of the common stock of Incomnet which he received upon the conversion of a $25,000 convertible note (the "Note") issued by Incomnet in February 1995. Shareholder converted the Note and received the Shares in July 1995.

   B. Pursuant to the terms of the Note, Shareholder had certain registration rights with respect to the Shares.

   C. Incomnet did not register the Shares in 1995 in accordance with the terms of the Note.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

   1.  CONSIDERATION TO SHAREHOLDER

       In consideration for Shareholder's covenants in Sections 3 and 4 of this Agreement, Incomnet agrees to issue to Shareholder, upon the effective date of the registration statement referred to in Section 2 of this Agreement, a sufficient number of additional registered shares of Incomnet common stock, if required, so that upon said date Shareholder has a total number of registered shares of Incomnet common stock, including the Shares, having an aggregate value of $30,000 based on the average of the last sale price of Incomnet's stock quoted on the NASDAQ during the five trading days immediately preceding the effective date of the registration statement (the "Average Price"); provided, however, that any such adjustment would be subject to appropriate further adjustment in order to take into account any stock splits, stock dividends, spin-offs, reverse stock splits and similar recapitalization or reorganization transactions by Incomnet or its subsidiaries. Accordingly, if the Average Price is less than $12 per share, Shareholder will be issued additional registered shares of Incomnet common stock, based on the above described formula, and if the Average Price is $12 or more, Shareholder will not be issued additional shares. If additional shares are to be issued, Incomnet will deliver irrevocable instructions to its transfer agent for the issuance of the appropriate number of additional shares on the effective date of the registration statement.

   2.  COVENANTS OF THE COMPANY

       Incomnet covenants to file a registration statement on Form S-3 with the Securities and Exchange Commission within 90 days after the date this Agreement is executed by both parties hereto covering the Shares, with sufficient additional shares to cover any adjustments referred to in Section 1 of this Agreement, and to use its reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable after it is filed.

   3.  COVENANTS OF SHAREHOLDER

       Shareholder agrees to fully cooperate with Incomnet in the preparation of the registration statement referred to in Section 2 of this Agreement.

   4.  GENERAL RELEASE

       Effective on the date of the execution of this Agreement by both parties hereto, Shareholder hereby fully and forever releases and discharges Incomnet and any of its past, present and future affiliates, partners, attorneys, accountants, officers, directors, shareholders, employees, successors and predecessors, including but not limited to Sam Schwartz, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether known or unknown, whether based in tort, contract or any other theory of recovery, and whether for compensatory, consequential or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, with respect to any claims or causes of action which Shareholder has or may have against Incomnet or Sam Schwartz. The undersigned agree that this release shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

       "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

   The undersigned declare that the terms of this full and final release of all claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. Shareholder represents and warrants that it has not assigned any of its above referenced released claims to any third party.

5.  INJUNCTIVE RELIEF

    5.1  DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2  INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                           INCOMNET, INC.



                                    By: ___________________________________
                                          Melvyn Reznick, President


                                    Date: _________________________________


SHAREHOLDER:                            ___________________________________
                                          Lenore Katz


                                    Date: _________________________________

                            SETTLEMENT AGREEMENT

   THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 20th day of February, 1996 by and between Kenneth Lebow, an individual, as the beneficiary of the Kenneth Lebow IRA R-O ("Shareholder"), and Incomnet, Inc., a California corporation ("Incomnet") with respect to the following facts.

                               R E C I T A L S

   A. Shareholder holds 7,500 shares (the "Shares") of the common stock of Incomnet which he received upon the conversion of a $75,000 convertible note (the "Note") issued by Incomnet in February 1995. Shareholder converted the Note and received the Shares in July 1995.

   B. Pursuant to the terms of the Note, Shareholder had certain registration rights with respect to the Shares.

   C. Incomnet did not register the Shares in 1995 in accordance with the terms of the Note.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

   1.  CONSIDERATION TO SHAREHOLDER

       In consideration for Shareholder's covenants in Sections 3 and 4 of this Agreement, Incomnet agrees to issue to Shareholder, upon the effective date of the registration statement referred to in Section 2 of this Agreement, a sufficient number of additional registered shares of Incomnet common stock, if required, so that upon said date Shareholder has a total number of registered shares of Incomnet common stock, including the Shares, having an aggregate value of $90,000 based on the average of the last sale price of Incomnet's stock quoted on the NASDAQ during the five trading days immediately preceding the effective date of the registration statement (the "Average Price"); provided, however, that any such adjustment would be subject to appropriate further adjustment in order to take into account any stock splits, stock dividends, spin-offs, reverse stock splits and similar recapitalization or reorganization transactions by Incomnet or its subsidiaries. Accordingly, if the Average Price is less than $12 per share, Shareholder will be issued additional registered shares of Incomnet common stock, based on the above described formula, and if the Average Price is $12 or more, Shareholder will not be issued additional shares. If additional shares are to be issued, Incomnet will deliver irrevocable instructions to its transfer agent for the issuance of the appropriate number of additional shares on the effective date of the registration statement.

   2.  COVENANTS OF THE COMPANY

       Incomnet covenants to file a registration statement on Form S-3 with the Securities and Exchange Commission within 90 days after the date this Agreement is executed by both parties hereto covering the Shares, with sufficient additional shares to cover any adjustments referred to in Section 1 of this Agreement, and to use its reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable after it is filed.

   3.  COVENANTS OF SHAREHOLDER

       Shareholder agrees to fully cooperate with Incomnet in the preparation of the registration statement referred to in Section 2 of this Agreement.

   4.  GENERAL RELEASE

       Effective on the date of the execution of this Agreement by both parties hereto, Shareholder hereby fully and forever releases and discharges Incomnet and any of its past, present and future affiliates, partners, attorneys, accountants, officers, directors, shareholders, employees, successors and predecessors, including but not limited to Sam Schwartz, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether known or unknown, whether based in tort, contract or any other theory of recovery, and whether for compensatory, consequential or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, with respect to any claims or causes of action which Shareholder has or may have against Incomnet or Sam Schwartz. The undersigned agree that this release shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

       "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

   The undersigned declare that the terms of this full and final release of all claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. Shareholder represents and warrants that it has not assigned any of its above referenced released claims to any third party.

5.  INJUNCTIVE RELIEF

    5.1  DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2  INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                           INCOMNET, INC.



                                    By: ___________________________________
                                          Melvyn Reznick, President


                                    Date: _________________________________


SHAREHOLDER:                            ___________________________________
                                          Kenneth Lebow, as beneficiary
                                          of the Kenneth Lebow IRA R-O


                                    Date: _________________________________

                            SETTLEMENT AGREEMENT

   THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this 20th day of February, 1996 by and between Moshe Miller, an individual ("Shareholder"), and Incomnet, Inc., a California corporation ("Incomnet") with respect to the following facts.

                               R E C I T A L S

   A. Shareholder holds 2,500 shares (the "Shares") of the common stock of Incomnet which he received upon the conversion of a $25,000 convertible note (the "Note") issued by Incomnet in February 1995. Shareholder converted the Note and received the Shares in July 1995.

   B. Pursuant to the terms of the Note, Shareholder had certain registration rights with respect to the Shares.

   C. Incomnet did not register the Shares in 1995 in accordance with the terms of the Note.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

   1.  CONSIDERATION TO SHAREHOLDER

       In consideration for Shareholder's covenants in Sections 3 and 4 of this Agreement, Incomnet agrees to issue to Shareholder, upon the effective date of the registration statement referred to in Section 2 of this Agreement, a sufficient number of additional registered shares of Incomnet common stock, if required, so that upon said date Shareholder has a total number of registered shares of Incomnet common stock, including the Shares, having an aggregate value of $30,000 based on the average of the last sale price of Incomnet's stock quoted on the NASDAQ during the five trading days immediately preceding the effective date of the registration statement (the "Average Price"); provided, however, that any such adjustment would be subject to appropriate further adjustment in order to take into account any stock splits, stock dividends, spin-offs, reverse stock splits and similar recapitalization or reorganization transactions by Incomnet or its subsidiaries. Accordingly, if the Average Price is less than $12 per share, Shareholder will be issued additional registered shares of Incomnet common stock, based on the above described formula, and if the Average Price is $12 or more, Shareholder will not be issued additional shares. If additional shares are to be issued, Incomnet will deliver irrevocable instructions to its transfer agent for the issuance of the appropriate number of additional shares on the effective date of the registration statement.

   2.  COVENANTS OF THE COMPANY

       Incomnet covenants to file a registration statement on Form S-3 with the Securities and Exchange Commission within 90 days after the date this Agreement is executed by both parties hereto covering the Shares, with sufficient additional shares to cover any adjustments referred to in Section 1 of this Agreement, and to use its reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable after it is filed.

   3.  COVENANTS OF SHAREHOLDER

       Shareholder agrees to fully cooperate with Incomnet in the preparation of the registration statement referred to in Section 2 of this Agreement.

   4.  GENERAL RELEASE

       Effective on the date of the execution of this Agreement by both parties hereto, Shareholder hereby fully and forever releases and discharges Incomnet and any of its past, present and future affiliates, partners, attorneys, accountants, officers, directors, shareholders, employees, successors and predecessors, including but not limited to Sam Schwartz, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether known or unknown, whether based in tort, contract or any other theory of recovery, and whether for compensatory, consequential or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, with respect to any claims or causes of action which Shareholder has or may have against Incomnet or Sam Schwartz. The undersigned agree that this release shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

       "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

   The undersigned declare that the terms of this full and final release of all claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. Shareholder represents and warrants that it has not assigned any of its above referenced released claims to any third party.

5.  INJUNCTIVE RELIEF

    5.1  DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2  INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                           INCOMNET, INC.



                                    By: ___________________________________
                                          Melvyn Reznick, President


                                    Date: _________________________________


SHAREHOLDER:                            ___________________________________
                                          Moshe Mueller


                                    Date: _________________________________

UNITED STATES DISTRICT COURT
EASTERN DISTRICT OF NEW YORK





_______________________________________


JULES NORDLICHT,                     :

                       PLAINTIFF,    :

                                     :            CV 95 5134
      -VS-
                                     :

INCOMNET, INC. AND                   :            STIPULATION OF SETTLEMENT
SAM D. SCHWARTZ,
                                     :
                       DEFENDANTS.

_______________________________________


   IT IS HEREBY STIPULATED AND AGREED to by and between the Parties hereto and their respective attorneys, as follows:

                            SETTLEMENT AGREEMENT

   THIS SETTLEMENT AGREEMENT (the "Agreement") is entered into this ____ day of _________ 1996 by and between Jules Nordlicht, an individual ("JN"), and Incomnet, Inc., a California corporation ("Incomnet") with respect to the following facts.

                               R E C I T A L S

   A. JN holds a convertible promissory note bearing interest at the rate of 8% per annum (the "Note") payable by Incomnet in full on January 31, 1996.

   B. Pursuant to the terms of the Note, JN had certain registration rights with respect to the shares underlying the Note.

   C. Incomnet did not register the shares underlying the Note in 1995 in accordance with the terms of the Note.

   NOW THEREFORE, for good and valuable consideration the receipt and sufficiency of which are hereby acknowledged by the parties, the parties hereby agree as follows:

   1.  CONSIDERATION TO JN

       In consideration for JN's covenants in Sections 3 and 4 of this Agreement, and simultaneously upon the execution of this Agreement by all parties hereto, Incomnet agrees to (i) repay the principal and accrued but unpaid interest on the Note in full, (ii) issue to JN or his designees a minimum of 31,000 shares of the common stock of Incomnet (the "Shares"), subject to adjustment as provided in Section 2 of this Agreement, and deliver irrevocable instructions to the Incomnet transfer agent for the issuance of the Shares, and (iii) transfer to JN upon the execution of this Agreement 5,000 warrants to purchase the common stock of Rapid Cast, Inc. on the same terms and conditions as the warrants which were initially issued to JN with the Note in February 1995, and, if necessary, deliver irrevocable instructions to the appropriate transfer agent for the issuance of the warrants.

   2.  COVENANTS BY THE COMPANY

       Incomnet covenants to file a registration statement on Form S-3 with the Securities and Exchange Commission within 90 days after the date this Agreement is executed by both parties hereto covering the Shares, and to use its reasonable efforts to have the registration statement declared effective by the Securities and Exchange Commission as soon as practicable after it is filed. The number of Shares issuable to JN pursuant to this Agreement will be adjusted upward to the extent necessary to result in JN having $155,000 worth of Incomnet Common Stock on the date the registration statement is declared effective by the Securities and Exchange Commission, based on the average of the last sale price of Incomnet's stock quoted on the NASDAQ during the five trading days immediately following the effective date of the registration statement; provided, however, that any such adjustment would be subject to appropriate further adjustment in order to take into account any stock splits, stock dividends, spin-offs, reverse stock splits and similar recapitalization and reorganization transactions by Incomnet or its subsidiaries. Incomnet will be obligated to pay to JN $100,000 in cash as liquidated damages in the event that Incomnet does not file the registration statement within the above referenced 90 day period. In the event Incomnet fails to file the registration statement for the Shares within 90 days after the date of this Agreement, JN is authorized to enter judgment (the "Judgment") against Incomnet in the sum of $100,000. It shall be sufficient for the Clerk of the Court to sign a Judgment to be entered by the Clerk pursuant to this paragraph based solely upon an affidavit of JN, stating that the registration statement was not timely filed and that Incomnet has not paid to JN the sum of $100,000, as provided for in this Agreement. The affidavit and Judgment shall be submitted to the Clerk of the Court after five (5) days' notice to Mark Richardson, counsel for Incomnet. If Incomnet is late with the filing and pays the $100,000 penalty, the Judgment will not be recorded, but Incomnet will still be considered to be in breach of this Agreement until it files said registration statement. If Incomnet is late with the filing and does not pay the $100,000 penalty, then JN may record the Judgment and assert its remedies for Incomnet's breach of this Agreement. If Incomnet files the registration statement within the 90 day time period, then Incomnet will not be obligated to pay any penalty.

   3.  COVENANTS OF JN

       Upon execution of this Agreement by Incomnet, JN covenants to prepare and file a Stipulation of Settlement for the current lawsuit pending in the United States District Court for the Eastern District of New York, entitled JULES NORDLICHT VERSUS INCOMNET, INC. AND SAM SCHWARTZ, Case Number 95-CIV5134 (the "Lawsuit"), disclosing this settlement and indicating that the case will be dismissed with prejudice once the terms and conditions of this Settlement Agreement have been fulfilled by Incomnet. JN also agrees to fully cooperate with Incomnet in the preparation of the registration statement referred to in Section 2 of this Agreement. JN agrees not to sell or to give any order to sell (directly or indirectly) the Shares or any other shares of Incomnet, Inc. common stock during the period from and including the effective date of the registration statement until the sixth trading day after the effective date of the registration statement.

   4.  GENERAL RELEASE

       Effective on the date of the filing of the registration statement covering the Shares, JN hereby fully and forever releases and discharges Incomnet and any of its past, present and future affiliates, partners, attorneys, accountants, officers, directors, shareholders, employees, successors and predecessors, including but not limited to Sam Schwartz, from any and all claims, demands, obligations, losses, damages, or causes of action of any nature, whether known or unknown, whether based in tort, contract or any other theory of recovery, and whether for compensatory, consequential or punitive damages, that now exist or may hereafter accrue based on actions occurring prior to the effective date of this release, with respect to any claims or causes of action which JN has or may have against Incomnet or Sam Schwartz, including but not limited to those claims made in the Lawsuit. The undersigned agree that this release shall not be considered admissions by any party of any liability. The undersigned warrant that no promise or inducement has been offered except as herein set forth. The undersigned are of legal age and legally competent to execute this release and accept full responsibility therefor. The undersigned further agree that all rights under Section 1542 of the Civil Code of California, and any similar law of any state or territory of the United States or other jurisdiction, are hereby expressly waived. Said Section reads as follows:

       "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR."

   The undersigned declare that the terms of this full and final release of all claims have been completely read by the undersigned and are fully understood and voluntarily accepted for the purpose of making a full and final compromise and settlement. JN represents and warrants that it has not assigned any of its above referenced released claims to any third party.

5.  INJUNCTIVE RELIEF

    5.1  DAMAGES INADEQUATE

    Each party acknowledges that it would be impossible to measure in money the damages to the other party if there is a failure to comply with any covenants and provisions of this Agreement, and agrees that in the event of any breach of any covenant or provision, the other party to this Agreement will not have an adequate remedy at law.

    5.2  INJUNCTIVE RELIEF

    It is therefore agreed that the other party to this Agreement who is entitled to the benefit of the covenants and provisions of this Agreement which have been breached, in addition to any other rights or remedies which they may have, shall be entitled to immediate injunctive relief to enforce such covenants and provisions, and that in the event that any such action or proceeding is brought in equity to enforce them, the defaulting or breaching party will not urge a defense that there is an adequate remedy at law.

6.  WAIVERS

    If any party shall at any time waive any rights hereunder resulting from any breach by the other party of any of the provisions of this Agreement, such waiver is not to be construed as a continuing waiver of other breaches of the same or other provisions of this Agreement. Resort to any remedies referred to herein shall not be construed as a waiver of any other rights and remedies to which such party is entitled under this Agreement or otherwise.

7.  SUCCESSORS AND ASSIGNS

    Each covenant and representation of this Agreement shall inure to the benefit of and be binding upon each of the parties, their personal representatives, assigns and other successors in interest.

8.  ENTIRE AND SOLE AGREEMENT

    This Agreement constitutes the entire agreement between the parties and supersedes all other agreements, representations, warranties, statements, promises and undertakings, whether oral or written, with respect to the subject matter of this Agreement. This Agreement may be modified only by a written agreement signed by all parties.

9.  GOVERNING LAW

    This Agreement shall be governed by and construed in accordance with the laws of the State of California.

10.  COUNTERPARTS

     This Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

     IN WITNESS WHEREOF, this Agreement has been entered into as of the date first above written.

INCOMNET:                           INCOMNET, INC.



                                    By: ___________________________________
                                          Melvyn Reznick, President


                                    Date: _________________________________


JN:                                     ___________________________________
                                          Jules Nordlicht


                                    Date: _________________________________


SO ORDERED                                HELLER, HOROWITZ & FEIT, P.C.
                                          ATTORNEY FOR PLAINTIFF
                                          292 MADISON AVENUE
                                          NEW YORK, NEW YORK 10017
                                          (212) 685-7600



_________________________                 BY: _____________________________
U.S. DISTRICT JUDGE                             ELI FEIT, ESQ.



                                          _________________________________
                                          MARK J. RICHARDSON, ESQ.
                                          ATTORNEY FOR DEFENDANTS
                                          1299 OCEAN AVENUE, SUITE 900
                                          SANTA MONICA, CALIFORNIA 90401
                                          (310) 393-9992